                                                                        10(I)(G)

                              ASSIGNMENT AGREEMENT

     FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which is hereby acknowledged, Norwest Bank Minnesota South, National Association, successor in interest to Norwest Bank Owatonna, National Association, ("Assignor"), hereby assigns, transfers and sets over to Summit Bank ("Assignee") all of its right, title and interest, without recourse, in, to and under the following documents:

     (a) Promissory note of City of Owatonna, Industrial Development Revenue Note (Lumex, Inc. Project), dated December 28, 1983 in the original principal amount of $3,500,000.00 ("Note");

     (b) Combination Mortgage, Security Agreement and Fixture Financing Statement dated December 28, 1983 between Assignor and Lumex, Inc., and recorded December 28, 1983 with the County Recorder of Steele County, in Book No. 130 of Mortgages page 181 as Document No. 188881 ("Mortgage");

     (c) Assignment of Rents and Leases dated December 28, 1983, between Assignor and Lumex, Inc. and recorded December 28, 1983, with the County Recorder of Steele County, in Book No. 130 of Mortgages page 182 as Document No. 188882 ("Assignment");

     (d) Loan Agreement dated December 28, 1983 between City of Owatonna, Minnesota and Lumex, Inc. ("Loan Agreement");

     (e) Pledge Agreement Between the City of Owatonna, Minnesota and Assignor dated December 28, 1983 ("Pledge Agreement");

     (f) Acknowledgment and Reaffirmation of Obligation between Cybex International, Inc. f/n/a Lumex, Inc. and Assignor ("Acknowledgment");

     (g) Construction Loan Agreement dated December 28, 1983, Assignor, Lumex, Inc., and the City of Owatonna, Minnesota ("Construction Loan Agreement");

     (h) UCC financing statements filed with the Minnesota Secretary of State on December 30, 1983 as document No. 720985, continuation filed August 2, 1988 as No. 1167491, amendment filed August 6, 1993 as No. 1607620, continuation filed August 6, 1993 as No. 1607621, amendment filed November 11, 1996 as no. 1890891; financing statement filed with the Minnesota Secretary of State on November 4, 1996 and filed as document No. 1890893 and financing statement filed with the Minnesota Secretary of State on June 21, 1993, as document no. 1596558 ("Financing Statements");
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     (i)  Supplemental Agreement dated May 30, 1997, between Assignor, Lumex,
          Inc., and the City of Owatonna, Minnesota ("Supplemental Agreement");

     (j) Title insurance policy no. 60-020188 issued by American Title Insurance Company.

together with all rights of Assignor against Cybex International, Inc., f/k/a Lumex, Inc., and others by reason of the transaction evidenced by the foregoing documents, as well as the benefit of all representations, warranties, agreements and other terms contained in such documents to the extent they are assignable.

     1. Assignor warrants and represents that the unpaid principal amount on the Note is $1,925,000.00 and accrued interest of $4,545.15 as of December 17, 1997, and that the execution of and performance under this Agreement have been duly authorized. Except as provided in the foregoing sentence, this Assignment is made and accepted without any representation, promise, or warranty, either express or implied, oral or written and neither the Assignee nor the successors or assigns of the Assignee shall have any recourse to the Assignor or the successors of the Assignor, in any event whatsoever. Assignee warrants and represents that it has conducted such investigation, review and inquiry as it deems appropriate with respect to the documents and property being assigned, the perfection or priority of liens or any other matter and assumes all risks related to the genuineness, validity, legality, sufficiency or enforceability of the agreements, rights and interests assigned hereby. The Assignee and it's successors and assigns hereby releases the Assignor and the successors of the Assignor from any liability under or in connection with this Assignment, except for any breach of warranty or misrepresentation by the Assignor of the representations or warranties contained in this paragraph.

     2. Upon execution of this Agreement, Assignor shall deliver to Assignee the Note endorsed to the order of Assignee, without recourse; the promissory notes which the Note renewer and replaced; the UCC-3s indicating the assignment in favor of Assignee; and an assignment of
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Mortgage and assignment of Assignment of Rents and Leases in favor of Assignee.

     3. The Assignee hereby indemnifies the Assignor against all liability, loss and expense, including reasonable attorney's fees, that the Assignor may incur by reason of this Assignment or subsequent acts, duties or breaches of contract by Assignee, or in defending or prosecuting any suit, action, or other proceeding brought in connection therewith, or in obtaining or attempting to obtain a release from liability in respect thereof.

                                        NORWEST BANK MINNESOTA SOUTH,
                                        NATIONAL ASSOCIATION



Dated:  December 17        , 1997       By: /s/ Timothy McManimon
       ---------------------                ---------------------------------
                                        Its:  President
                                            ---------------------------------


                                        Accepted by:

                                        Summit Bank

Dated:    December 17       , 1997      By: /s/ Adrian M. Marquez
       ---------------------                --------------------------------
                                        Its:  Vice President
                                            --------------------------------